UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 29, 2004


                            UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


Connecticut                       1-15995                 06-1541045
------------                      -------                 ----------
(State, or other jurisdiction     (Commission             (IRS Employer
of Incorporation)                 File Number)            Identification No.)



157 Church Street, New Haven, Connecticut                 06506
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(Address of principal executive offices)                  (Zip Code)



Registrant's Telephone Number,
Including Area Code                                      (203) 499-2000





                                   None
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(Former name or former address, if changed since last report)




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Item 8.01 Other Events

The Registrant previously disclosed in Note A of Item 1. "Financial Statements - Notes to the Consolidated Financial Statements" of the Registrant's filing on Form 10-Q for the quarter ended June 30, 2004, that it would be filing an amended Annual Report on Form 10-K for the year ended December 31, 2003 and an amended Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, to reflect a change in accounting for a financing transaction conducted by one of the Registrant's subsidiaries in 2002.

On September 29, 2004 the Registrant issued a press release announcing that such amendments have been filed with the Securities and Exchange Commission (SEC). A copy of the Registrant's press release is attached hereto as Exhibit 99 and hereby incorporated by reference. The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits - The following exhibit is filed as part of this report:

99       Press release, dated September 29, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            UIL HOLDINGS CORPORATION
                            Registrant



Date:  9/29/04              By       /s/ Louis J. Paglia
       -------                ------------------------------------------
                                        Louis J. Paglia
                                    Executive Vice President
                                    and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit                     Description
-------                     -----------

99                          Press Release dated September 29, 2004